Exhibit 24(a)

                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-51860) pertaining to the Employee Bond Purchase Plan of The Andersons of our report dated February 7, 1994, with respect to the consolidated financial statements and schedules of The Andersons included in the Annual Report (Form 10-K) for the year ended December 31, 1993.




                                                      /s/ Ernst & Young
                                                      ERNST & YOUNG


Toledo, Ohio
March 29, 1994